LOAN AGREEMENT

         THIS LOAN AGREEMENT (this "Agreement") is made as of June 27, 1996, by and between COM TECH INTERNATIONAL CORPORATION (referred to herein as the "Borrower"), and SAGE RESOURCES, INC. (referred to herein as the "Lender").

                                 R E C I T A L S

         A. Lender has agreed to lend up to Five Hundred Thousand Dollars ($500,000) to Borrower pursuant to a Secured Promissory Note dated June 27, 1996 (the "Note").

         NOW, THEREFORE, in consideration of the covenants and conditions herein contained, the parties agree as follows:

         1.       DEFINITIONS.

                 (a) As used herein, the following terms shall have the meanings set forth below:

                  "Agreement" shall mean this Loan Agreement, as the same may be amended and supplemented as hereinafter provided.

                  "Assignment, Pledge and Security Agreement" means that certain Assignment, Pledge and Security Agreement of even date between Borrower and Lender.

                  "Event of Default" shall mean the occurrence of any of the events listed in paragraph 6(a) and the expiration of any applicable notice and cure period provided therein.

                  "Interest Rate" shall mean ten percent (10%) per annum.

                  "Loan" shall mean the loan from Lender to Borrower described in this Agreement in the principal amount of the Loan Amount.

                  "Loan Amount" shall mean the amount of Five Hundred Thousand Dollars ($500,000).

                  "Loan Documents" shall mean this  Agreement,   the Assignment,
         Pledge and Security Agreement, and the Note.

                  "Maturity Date" shall mean the date of Closing as contemplated in the proposed Stock Purchase Agreement between Lender and the Shareholders of Borrower unless such Closing does not occur within thirty (30) days from the date hereof. If such Closing does not occur within the thirty (30) day time frame, the maturity date will be ninety
         (90) days thereafter.

                  "Person" shall mean any natural person, any unincorporated association, any corporation, any partnership, any joint venture, any trust, any other legal entity, or any governmental authority.

                  (b) Accounting Terms. For purposes of this Agreement, all accounting terms not otherwise defined herein or in the Recitals shall have the meanings assigned to them in conformity with generally acceptable accounting practices and principles.

         2.       THE LOAN

                  (a) Agreement to Lend and Borrow. Subject to the terms and conditions of this Agreement, Lender agrees to lend to Borrower and Borrower agrees to borrow from Lender the Loan Amount. The Loan proceeds shall be used for working capital liquidity for Borrower's business ventures;

                  (b) Evidence of Indebtedness. The Loan shall be evidenced by the Note. In the event of any inconsistency between the Note and this Agreement, the provisions of this Agreement shall prevail;

                  (c) Security for Obligations. The Loan shall be secured by an Assignment, Pledge and Security Agreement whereby Borrower shall pledge to Lender its rights, title and interest in the Datamax Joint Venture, as described in the Telecommunications Service Agreement dated March 20, 1996, including but not limited to (a) shares or other interests in the Joint Venture already issued to COM TECH, (b) COM TECH's rights to participate as a shareholder based on contributions of cash and or services or both, and (c) all rights granted to COM TECH to carry and terminate traffic from the Datamax Joint Venture or its affiliates and subsidiaries;

                  (d) Interest. Interest at the Interest Rate shall accrue and become due and payable pursuant to the terms of the Note. Interest shall be calculated on the basis of a 360-day year and 30-day month;

                  (e) Payment of Principal and Interest. If the Closing contemplated by the proposed Stock Purchase Agreement between the Shareholders of Borrower and Lender does not occur, the outstanding principal balance of the Loan, together with all unpaid accrued interest thereon, and all other amounts payable by Borrower with respect to the Note or pursuant to the terms of any other Loan Documents, shall be due and payable in lawful money of the United States of America at #10 Exchange Place, Suite 309, Salt Lake City, UT 84111, or such other address as Lender may direct in writing, in same day funds, not later than the Maturity Date in accordance with the Note. If the Closing described above does occur, the outstanding balance of the Loan will be deducted at such Closing from Lender's $3.5 million new equity financing requirement described in said Stock Purchase Agreement in accordance with the Note;

 56246.3

                  (f) Prepayment of Principal. Borrower shall have the right to prepay the Loan, in whole or in part, at any time, without premium or penalty.

         3.       LOAN CLOSING

                  (a) Closing. The transactions contemplated in this Agreement shall close on June 27, 1996, or at such later date and time as the parties shall agree;

                  (b) Conditions Precedent. Lender's obligation to disburse the Loan and to perform the remainder of its obligations under this Agreement are expressly conditioned upon Borrower's delivery to Lender of the following documents, in form and content satisfactory to Lender, duly executed (and acknowledged where necessary) by the appropriate parties thereto:

                           (i)    This Agreement;

                           (ii)   The Note; and

                           (iii)  The Assignment, Pledge and Security Agreement.

         4. REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender that the following statements are true, correct and complete as of the date hereof, and will be true, correct and complete as of the date of closing:

                  (a) Organization, Standing and Qualification. COM TECH is duly organized, validly existing and in good standing under the laws of the State of Washington and is authorized and qualified to own and operate its properties and assets and conduct its business in all jurisdictions where such properties and assets are owned and operated and such business is conducted. COM TECH has duly filed any and all certificates and reports required to be filed to date by the laws of Washington and to the best of COM TECH's knowledge any other applicable law. COM TECH has all franchises, permits, licenses, and any similar authority material to the conduct of COM TECH's business in its present condition, the lack of which could materially adversely affect the business, properties, prospects, or its financial condition. COM TECH is not in default in any material respect under any of such franchises, permits, licenses or other similar authority.

                  (b) Capitalization. As of the date of Closing, the authorized capital stock of COM TECH consists of 1 million shares of common stock, no par value, of which 200,000 shares are issued and outstanding. All of the outstanding shares of COM TECH common stock were duly authorized and validly issued and are fully paid and nonassessable. Except as disclosed in Schedule 4(b), there are no outstanding subscriptions, options, warrants, calls, contracts, demands, commitments, convertible securities or other rights, agreements or arrangements of any character or nature whatsoever relating to COM TECH's issuance of common stock or

 56246.3
         other securities. No holder of any COM TECH security is entitled to any preemptive or similar rights to purchase any COM TECH securities.

                  (c) Subsidiaries. Except as disclosed in Schedule 4(c), COM TECH has no subsidiaries, no investment in any entity, and no participation in any joint venture, partnership or other similar arrangement.

                  (d) Corporate Records. COM TECH's minute books and other corporate record books are in good order, complete, accurate, up to date, with all necessary signatures for the Datamax Joint Venture and this Loan Agreement.

                  (e) No Defaults. Except as disclosed in Schedule 4(e), COM TECH is not in default under or in violation of any provisions of its Articles of Incorporation or Bylaws or any restriction, lien, encumbrance, indenture, contract, lease, sublease, loan agreement, note or other obligation or liability relating to COM TECH's business.

                  (f) No Conflict. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will conflict with or result in a breach of or constitute a default under any provision of COM TECH's Articles of Incorporation or Bylaws, any law, rule, regulation, judgment, decree, order or other such requirement, or under any material restriction, lien, encumbrance, indenture, contract, lease, sublease, loan agreement, note or other material obligation or liability to which COM TECH is a party or by which it is bound, or to which any of its assets are subject, or result in the creation of any lien or encumbrance upon such assets.

                  (g) Consents and Approvals. COM TECH's execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby do not require COM TECH to obtain any consent, approval or action of, or make any filing with or give notice to any corporation, person or firm or any public, governmental or judicial authority except: (i) such as have been duly obtained or made, as the case may be, and are in full force and effect on the date hereof, (ii) those which the failure to obtain or make would have no material adverse effect on the transactions contemplated hereby or on COM TECH's business or financial condition, and (iii) any filings required under the Securities Act, or any applicable state securities laws.

                  (h)  Related-Party   Transactions.   Except  as  disclosed  in
         Schedule 4(h), no COM TECH employee, officer, or director or member of his or her immediate family is indebted to COM TECH, nor is COM TECH indebted (or committed to make loans or extend or guarantee credit) to any of such individuals. None of such individuals has any direct or indirect ownership interest in any firm or corporation with which COM TECH is affiliated or with which COM TECH has a business relationship, or any firm or corporation that competes with COM TECH, except that employees, officers, or directors of COM TECH and members of their immediate families may own stock in publicly traded companies that may

 56246.3
         compete with COM TECH. No member of the immediate family of any COM TECH officer or director is directly or indirectly interested in any material contract with COM TECH.

                  (i) Safety Laws. COM TECH is not in violation of any applicable statute, law or regulation relating to occupational health and safety (including, but not limited to, OSHA and any similar state laws), and COM TECH is not aware of any material expenditures that are or will be required to comply with any such existing statute, law or regulation.

                  (j) Environmental Compliance. All property owned, leased or occupied by COM TECH is free from, and has always been free from, all material, waste, substances, pollutants, or contaminants which may pose a risk of injury or threat to the health of the environment and is not now, and has never been in violation of any federal, state or local law, statue, ordinance, or requirement pertaining to health, industrial hygiene, or environmental conditions.

                  (k) Compliance With Law. To the best of COM TECH's knowledge, neither COM TECH nor any of its directors, officers, fiduciaries, agents or employees, is in violation of any applicable law, rule, regulation or requirement of any governmental authority in any way relating to COM TECH's business.

                  (l) Financial Statements. COM TECH's Financial Statements for the periods ending December 31, 1993, December 31, 1994, and December 31, 1995, are correct and complete and present fairly in all material respects COM TECH's financial condition as of the dates described therein, and have been prepared in accordance with Generally Accepted Accounting Principles consistently applied. COM TECH's books and records are complete in all material respects and are in an auditable condition such that a complete audit of COM TECH can be performed as of the Closing without unreasonable cost or expense.

                  (m) Properties and Assets. The properties and assets presently owned by COM TECH and shown on its books include all properties and assets of every kind, class and description, real and personal, tangible and intangible, known and unknown, used in COM TECH's business and necessary to the conduct of its business as presently conducted. Except as disclosed on Schedule 4(m), COM TECH has good and indefeasible title to and possession of all such known properties and assets, free and clear of all liens, claims, security interests, encumbrances, restrictions and rights, title and interests in others, and there are no existing agreements, options or commitments or rights with, to or in any third party to acquire any of COM TECH's properties or assets or any interest therein, except for those entered into in the ordinary course of business and not materially adversely affecting COM TECH's properties, assets or rights. COM TECH's assets on the closing date shall include all of the assets described hereinabove or otherwise reflected on the Financial Statements, adjusted only for inventory and other assets acquired or disposed of in the ordinary course of business after December 31, 1995 and before the closing date.

 56246.3

                  (n) Intellectual Property. To COM TECH's knowledge, COM TECH has full rights of use for all unregistered trademarks and service marks and does not infringe on any third party rights, and COM TECH owns or has acquired by license or otherwise all U.S. or foreign, inventions, franchises, discoveries, ideas, research, engineering, methods, practices, processes, systems, formulae, designs, drawings, products, projects, improvements, developments, know-how, and trade secrets which are used in or necessary for the conduct of its business (collectively the "Proprietary Rights"), without conflict or infringement in any material respect of any patent, copyright, trade secret or other lawful proprietary right of any other party, and subject to no restriction, lien, encumbrance, right, title or interest in others. All of the foregoing Proprietary Rights that are not in the public domain stand solely in COM TECH's name and not in the name of any stockholder, director, officer, agent, partner or employee or anyone else known to COM TECH, and none of the same has any right, title, interest, restriction, lien or encumbrance therein or thereon or thereto. COM TECH's ownership and use of the proprietary rights do not and will not infringe upon, conflict with or violate in any material respect any patent, copyright, trade secret or other lawful proprietary right of any other party, and no claim is pending or, to the best knowledge of COM TECH, threatened to the effect that the operations of COM TECH infringe upon or conflict with the asserted rights of any other person under any Proprietary Right, and there is no reasonable basis for any such claim (whether or not pending or threatened). No claim is pending or, to the best of COM TECH's knowledge, threatened to the effect that any such Proprietary Rights owned or licensed by COM TECH, or which COM TECH otherwise has the right to use, is invalid or unenforceable by COM TECH, and, to the best of COM TECH's knowledge, there is no reasonable basis for any such claim (whether or not pending or threatened). COM TECH has not granted or assigned to any other person or entity any right to manufacture, have manufactured, assemble or sell the products or proposed products or to provide COM TECH's services or proposed services. To the best of COM TECH's knowledge, all patents, copyrights, trademarks, service marks and federal, state and foreign registrations thereof, are valid and in full force and effect and are not subject to any taxes, maintenance fees, or actions falling due within ninety (90) days after the date hereof.

                  (o) Material Contracts. COM TECH does not have any material obligation, contract, agreement, lease, sublease, commitment or understanding of any kind, nature or description, oral or written, fixed or contingent, due or to become due, existing or inchoate, other than as disclosed on COM TECH's Financial Statements or as provided on
         Schedule 4(o), or consisting of customer purchase orders or service contracts, all of which are either reflected in the Financial Statements for the periods such were in effect, or which impose upon COM TECH a liability of less than $5,000 individually or $25,000 in the aggregate.

                  (p) No Undisclosed Liabilities. COM TECH does not have any material liabilities or obligations, including, without limitation, contingent liabilities for the performance of any obligation, except for liabilities or obligations which are disclosed or fully provided for in COM TECH's Financial Statements.

 56246.3

                  (q) Litigation. Except as disclosed on Schedule 4(q), there are no suits or proceedings at law or in equity, or before or by any governmental agency or arbitrator, pending, or to COM TECH's knowledge, threatened, anticipated or contemplated, which, if decided against COM TECH, would have a material adverse effect on its business or financial condition, and there are no unsatisfied or outstanding judgments, orders, decrees or stipulations which in any way affect COM TECH or its properties or assets or to which it is or may become a party. There are no claims against COM TECH pending, or to COM TECH's knowledge threatened, anticipated, or contemplated which, if valid, would constitute or result in a breach of any representation, warranty or agreement set forth herein.

                  (r) Taxes. COM TECH has duly filed all federal, state, local and other tax returns and reports required to be filed by COM TECH on or prior to the date hereof with respect to all taxes withheld by or imposed upon COM TECH. All such returns or reports reflect in all material respects COM TECH's liability for such taxes as computed therein for the periods indicated, and all taxes shown on such returns or reports and all assessments received by COM TECH have been paid, or fully reserved for, to the extent that such taxes have become due. There are no waivers or agreements by COM TECH for the extension of time for the assessment of such taxes. There are no material questions of taxation which are, as of the date hereof, the subject of dispute with any taxing authority. With respect to any period through the date hereof for which tax returns have not yet been filed, or for which taxes are not yet due or owing, COM TECH has made adequate reserves, determined in accordance with Generally Accepted Accounting Principles, for all liabilities for taxes as set forth in its Financial Statements. COM TECH is not presently the subject of any tax audit by any taxing authority.

                  (s) Employee Benefit Plans. COM TECH does not have any employee benefit plans within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (A) sponsored by COM TECH, (B) to which COM TECH contributes on behalf of its employees, (C) with respect to which COM TECH participates on behalf of its employees, or (D) previously sponsored or contributed to by COM TECH on behalf of its employees within the three years preceding the date hereof.

                  (t) No Adverse Change. Since December 31, 1995 there has not been:

                           (i) any material  adverse  change in the  properties,
                  assets, business, affairs, material contracts or prospects of COM TECH and, to COM TECH's knowledge, no such changes currently are threatened, anticipated or contemplated;

                           (ii) any actual or, to COM TECH's knowledge, threatened, anticipated or contemplated damage, destruction, loss, conversion, termination, cancellation, default or taking by eminent domain or other action by governmental authority, which has affected or may hereafter affect the properties, assets, business, affairs, contracts or prospects of COM TECH;

 56246.3

                           (iii) any material and adverse dispute pending or, to
                  COM TECH's knowledge, threatened, anticipated or contemplated, of any kind with any customer, supplier, source of financing, employee, landlord, subtenant or licensee of COM TECH, or any pending or, to COM TECH's knowledge, threatened, anticipated or contemplated occurrence or situation of any kind, nature or description which is reasonably likely to result in any material reduction in the amount, or any change in the terms or conditions, of business with any substantial customer, supplier or source of financing;

                           (iv) any pending or, to COM TECH's knowledge, threatened, anticipated or contemplated occurrence or situation of any kind, nature or description peculiar to the business of COM TECH and materially and adversely affecting its properties, assets, business, affairs or prospects; or

                           (v) any material reduction of capital, or any redemption of stock or dividend or distribution by COM TECH.

                  (u) Accuracy of Information Furnished. COM TECH has not made any material misstatement of fact or omitted to state any material fact necessary or desirable to make complete, accurate and not misleading the representations, warranties and agreements set forth herein.

                  (v) Availability of Documents. Borrower has made available to Lender copies of all documents, including without limitation all agreements, contracts, commitments, insurance policies, leases, plans, instruments, undertakings, authorizations, permits, licenses, patents, trademarks, tradenames, service marks, copyrights and applications therefor, referred to herein. Such copies are true and complete and include all amendments, supplements and modifications thereto or waivers currently in effect thereunder.

                  (w) Other Loan Documents. Each of the representations and warranties of Borrower contained in any of the other Loan Documents is true and correct in all material respects. All of such representations and warranties are incorporated herein for the benefit of Lender.

         5. COVENANTS OF BORROWER. As an inducement to Lender to execute this Agreement and to disburse the Loan, Borrower hereby covenants as set forth in this paragraph 5, which covenants shall remain in effect so long as the Note shall remain unpaid;

                  (a) Lender Inspections. Throughout the term of the Loan, Borrower will permit Lender and Lender's representatives, inspectors and consultants to audit, examine and copy all contracts and records (including, but not limited to, financial and accounting records pertaining to the Loan) and to discuss the affairs, finances and accounts of Borrower with representatives of Borrower;

 56246.3

     (b) Financial Statements and Reports. As soon as available, and in any event within sixty (60) days of the end of each fiscal quarter of Borrower, Borrower shall furnish to Lender a copy of its unaudited financial statements;

     (c) Representations and Warranties. Until repayment of the Note, the representations and warranties of paragraph 4 shall remain true and complete;

     (d) Further Assurances. Borrower shall execute and deliver from time to time, promptly after any request therefor by Lender, any and all instruments, agreements and documents and shall take such other action as may be necessary or desirable in the opinion of Lender to maintain, perfect or insure Lender's security provided for herein and in the other Loan Documents, all as Lender shall reasonably require, and Borrower shall pay all fees and expenses (including reasonable attorneys' fees) related thereto;

     (e) Notice of Litigation. Borrower will give, or cause to be given, prompt written notice to Lender of (i) any action or proceeding which is instituted by or against it in any Federal or state court or before any commission or other regulatory body, Federal, state or local, foreign or domestic, or any such proceedings which are threatened against it which, if adversely determined, could have a material and adverse effect upon its business, operations, properties, assets, management, ownership or condition (financial or otherwise), and (ii) any other action, event or condition of any nature which may have a material and adverse effect upon its business, operations, management, assets, properties, ownership or condition (financial or otherwise), or which, with notice or lapse of time or both, would constitute an Event of Default or a default under any other contract, instrument or agreement to which it is a party or to which it or any of its properties or assets may be bound or subject;

     (f) Line of Credit Payment. Contemporaneously with the closing of this Loan, Borrower will pay in full Borrower's $50,000 Key Bank Line of Credit and provide to Lender adequate and sufficient evidence of Key Bank's release of the assets securing such Line of Credit;

     (g) No Impairment. The Borrower will not, by amendment of its Certificate of Incorporation or Bylaws or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Loan Documents, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Lender hereunder.

         6.       EVENTS OF DEFAULT AND REMEDIES

                  (a) Events of Default. The occurrence of any one or more of the following shall constitute an Event of Default under this
         Agreement:

 56246.3

                           (i) Failure by Borrower to pay any monetary amount when due under any Loan Document;

                           (ii) Failure by Borrower to perform any obligation not involving the payment of money, or to comply with any other term or condition applicable to Borrower, under any Loan Document and the expiration of thirty (30) days after written notice of such failure by Lender to Borrower;

                           (iii) Failure by Borrower to perform any  obligation,
                  or to comply with any other term or condition applicable to Borrower, under any agreement entered into between the Shareholders of Borrower and Lender;

                           (iv)    Any representation or warranty by Borrower in
                  any  Loan  Document  is   materially   false,   incorrect,  or
                  misleading as of the date made;

                           (v) The occurrence of any event  (including,  without
                  limitation, a change in the financial condition, business, or operations of Borrower for any reason whatsoever) that materially and adversely affects the ability of Borrower to perform any of its obligations under the Loan Documents;

                           (vi) Borrower (1) is unable or admits in writing its inability to pay its monetary obligations as they become due,
                  (2) makes a general assignment for the benefit of creditors, or (3) applies for, consents to, or acquiesces in, the appointment of a trustee, receiver, or other custodian for Borrower or the property of Borrower or any part thereof, or in the absence of such application, consent, or acquiescence, a trustee, receiver, or other custodian is appointed for Borrower or the property of Borrower or any part thereof, and such appointment is not discharged within sixty (60) days;

                           (vii) Commencement of any case under the Bankruptcy Code, Title 11 of the United States Code, or commencement of any other bankruptcy arrangement, reorganization, receivership, custodianship, or similar proceeding under any federal, state, or foreign law by or against Borrower and with respect to any such case or proceeding that is involuntary, such case or proceeding is not dismissed with prejudice within sixty (60) days of the filing thereof;

                           (viii) Any  litigation  or  proceeding  is  commenced
                  before any governmental authority against or affecting Borrower or the property of Borrower or any part thereof and such litigation or proceeding is not defended diligently and in good faith by Borrower;

                           (ix) All or any part of the  property  of Borrower is
                  attached, levied upon, or otherwise seized by legal process, and such attachment, levy, or seizure is not quashed, stayed, or released within twenty (20) days of the date thereof;

 56246.3

                           (x) The occurrence of any Event of Default, as such term is defined in any other Loan Document.

                  (b) Remedies. Notwithstanding any provision to the contrary herein or any of the other Loan Documents, upon the happening of any Event of Default under this Agreement, or upon an Event of Default under any of the other Loan Documents, Lender shall have, at its option, and in addition to any other remedies provided in the Loan Document breached by Borrower, (i) the option to declare all outstanding indebtedness to be immediately due and payable without presentment, demand, protest or notice of any kind; (ii) the right, at its option, to apply any of Borrower's funds in its possession to the outstanding indebtedness under the Note, whether or not such indebtedness is then due; and (iii) the right to exercise all rights and remedies available to it under any or all of the Loan Documents. Nothing contained in this Agreement or in any of the Loan Documents shall in any way restrict or limit the rights, remedies and recourse to all assets for Borrower for all amounts due and payable with respect to the Loan and all other amounts due under the Loan Documents.

         7.       MISCELLANEOUS

                  (a) Assignment. Borrower shall not assign any of its rights under this Agreement;

                  (b) Notices. All notices, requests, demands and consents to be made hereunder to the parties hereto shall be in writing and shall be delivered by hand or sent by registered mail or certified mail, postage prepaid, return receipt requested, through the United States Postal Service to the addresses shown below or such other address which the parties may provide to one another in accordance herewith. Such notices, requests, demands and consents, if sent by mail shall be deemed given two (2) business days after deposit in the United States mail, and if delivered by hand, shall be deemed given when delivered:

                  To Lender:                Sage Resources, Inc.
                                            #10 Exchange Place, Suite 309
                                            Salt Lake City, Utah  84111

                  To Borrower:              COM TECH International Corp.
                                            2001 6th Avenue, Suite 2801
                                            Seattle, Washington  98121

                  (c) Exclusive Dealing. For a period of thirty (30) days, Borrower shall not directly or indirectly, through any representative or otherwise, solicit or entertain offers from, negotiate with, or in any manner encourage, discuss, accept, or consider any proposal of any other person relating to the acquisition of Borrower's common stock or Borrower's assets or businesses, in whole or in part, whether through direct purchase,

 56246.3
         merger, consolidation, or other business combination (other than sales of inventory in the ordinary course);

                  (d) Authority to File Notices. Borrower irrevocably appoints Lender as its attorney-in-fact, with full power of substitution, to file for record, at the Borrower's cost and expense and in Borrower's name, any notices that Lender considers necessary or desirable to protect its security in the Datamax Joint Venture;

                  (e) Inconsistencies with the Loan Documents. In the event of any inconsistencies between the terms of this Agreement and any terms of any of the Loan Documents, the terms of this Agreement shall govern and prevail;

                  (f) Lender Approval of Instruments and Parties. All proceedings taken in accordance with transactions provided for herein, all surveys, appraisals and documents required or contemplated by this Agreement and the persons responsible for the execution and preparation thereof, shall be satisfactory to and subject to approval by Lender. Lender's counsel shall be provided with copies of all documents which they may reasonably request in connection with the Agreement;

                  (g) Lender Determination of Facts. Lender shall at all times be free to establish independently, to its satisfaction, the existence or nonexistence of any fact or facts, the existence or nonexistence of which is a condition of this Agreement;

                  (h) Incorporation of Preamble, Recitals and Exhibits. The preamble, recitals and exhibits hereto are hereby incorporated into this Agreement;

                  (i) Payment of Expenses. Borrower shall pay all taxes and assessments and all expenses, charges, costs and fees provided for in this Agreement or relating to the Loan, including, without limitation, fees of any consultants, documentation and processing fees, printing and duplicating expenses, and air freight charges. Borrower shall also pay a maximum of $5,000 for all attorney fees and expenses related to the making of this Loan. Borrower hereby authorizes Lender to disburse the proceeds of the Loan to pay such expenses, charges, costs and fees notwithstanding that Borrower may not have requested a disbursement of such amount. Such disbursement shall be added to the outstanding principal balance of the Note. The authorization hereby granted shall be irrevocable, and no further direction or authorization from Borrower shall be necessary for Lender to make such disbursements. However, the provision of this paragraph shall not prevent Borrower from paying such expense, charges, costs and fees from its own funds. All such expenses, charges, costs and fees shall be Borrower's obligation regardless of whether or not Borrower has requested and met the conditions for the disbursement of the Loan;

                  (j) Disclaimer by Lender. Borrower is not and shall not be an agent of Lender for any purpose. Lender is not a joint venture partner with Borrower or with the constituent partners in Borrower in any manner whatsoever. Approvals granted by

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



         Lender for any matters covered under this Agreement shall be narrowly construed to cover only the parties and facts identified in any written approval or, if not in writing, such approvals shall be solely for the benefit of Borrower;

                  (k) Indemnification. To the fullest extent permitted by law, Borrower agrees to protect, indemnify, defend and save harmless Lender, its directors, officers, agents and employees for, from and against any and all liability, expense or damage of any kind or nature and for, from and against any suits, claims or demands, including reasonable legal fees and expenses on account of any matter or thing or action or failure to act by Lender, whether in suit or note, arising out of this Agreement or in connection herewith. Upon receiving knowledge of any suit, claim or demand asserted by a third party that Lender believes is covered by this indemnity, Lender shall give Borrower notice of the matter and an opportunity to defend it, at Borrower's sole cost and expense, with legal counsel satisfactory to Lender. Lender may also require Borrower to so defend the matter. The obligations on the part of Borrower under this paragraph 7(k) shall survive the closing of the Loan and the repayment thereof;

                  (l) Titles and Headings. The headings at the beginning of each paragraph of this Agreement are solely for convenience and are not part of this Agreement. Unless otherwise indicated, each reference in this Agreement to a paragraph or an exhibit is a reference to the respective paragraph herein or exhibit hereto;

                  (m) Change, Discharge, Termination, or Waiver. No provision of this Agreement may be changed, discharged, terminated, or waived except in writing signed by the party against whom enforcement of the change, discharge, termination, or waiver is sought. No failure on the part of Lender to exercise and no delay by Lender in exercising any right or remedy under the Loan Documents or under the law shall operate as a waiver thereof;

                  (n) Choice of Law. This Agreement and the transaction contemplated hereunder shall be governed by and construed in accordance with the laws of the State of California without giving effect to conflict of laws principles;

                  (o) Time is of the Essence. Time is of the essence of this Agreement;

                  (p) Attorneys' Fees. Borrower agrees to pay all costs of enforcement and collection and preparation for any Event of Default or any action taken by Lender (including, without limitation, reasonable attorneys' fees) whether or not any action or proceeding is brought (including, without limitation, all such costs incurred in connection with any bankruptcy, receivership, or other court proceedings, whether at the trial or appellate level), together with interest thereon from the date of demand at the default interest rate;

                  (q) Consent to Jurisdiction. Borrower and Lender hereby irrevocably consent and agree that any legal action, suit or proceeding arising out of or in any way in

 56246.3
         connection with this Agreement, or which is an appeal therefrom, may be instituted or brought in the Federal District Court for the District of California and Borrower and Lender hereby irrevocably consent and submit to, for themselves and in respect of their property, generally and unconditionally, the jurisdiction of such Court, and to all proceedings in such Court. Further, Borrower and Lender irrevocably consent to actual receipt of any summons and/or legal process at their respective addresses as set forth in this Agreement as constituting in every respect sufficient and effective service of process in any such legal action or proceeding. Borrower and Lender further agree that final judgment in any such legal action, suit or proceeding shall be conclusive and may be enforced in any other jurisdiction, whether within or outside the United States of America, by suit under judgment, a certified or exemplified copy of which will be conclusive evidence of the fact and the amount of the liability;

                  (r) Provisional Remedies; Self Help; and Foreclosure. No provision of paragraph 7(q) shall limit the right of any party to exercise self-help remedies, to foreclose against any real or personal property collateral, or to obtain any provisional or ancillary remedies (including but not limited to injunctive relief or the appointment of a receiver) from a court of competent jurisdiction. The institution and maintenance of any remedy permitted above shall not constitute a waiver of the rights to submit any controversy or claim to arbitration. The statute of limitations, estoppel, waiver, laches, and similar doctrines which would otherwise be applicable in an action brought by a party shall be applicable in any arbitration proceeding;

                  (s)      Integration.  The Loan Documents contain the complete
         understanding and agreement of Borrower and Lender and supersede all prior representations, warranties, agreements, arrangements, understandings, and negotiations;

                  (t) Binding Effect. The Loan Documents will be binding upon, and inure to the benefit of, Borrower and Lender and their respective successors and assigns. Borrower may not delegate its obligations under the Loan Documents;

                  (u) Survival. The representations, warranties, and covenants of the Borrower and the Loan Documents shall survive the execution and delivery of the Loan Documents and the making of the Loan;

                  (v) Counterparts. This Agreement may be executed in any number of counterparts each of which shall be deemed an original, but all such counterparts together shall constitute but one agreement.

 56246.3

         IN WITNESS WHEREOF, Lender and Borrower have caused this Agreement to be duly executed and delivered as of the date first above written.

                                          "BORROWER"

                                          COM TECH INTERNATIONAL CORP.


                                          By: _________________________________
                                          Name: _______________________________
                                          Title: ______________________________

                                          "LENDER"

                                          SAGE RESOURCES, INC.


                                          By: _________________________________
                                          Name: _______________________________
                                          Title: ______________________________

 56246.3

                                  Schedule 4(b)

                      Arrangements Relating to Common Stock

 56246.3

                                  Schedule 4(c)

                              COM TECH Arrangements

1. COM TECH is a participant in the Datamax Joint Venture dated March 20, 1996.

 56246.3

                                  Schedule 4(e)

                                    Defaults

 56246.3

                                  Schedule 4(h)

                           Related Party Transactions

 56246.3

                                  Schedule 4(m)

                              Properties and Asset

 56246.3

                                  Schedule 4(o)

                               Material Contracts

 56246.3

                                  Schedule 4(q)

                                   Litigation

1. COM TECH is involved in a dispute with Fox Communication with a maximum potential liability of $100,000, plus attorneys' fees and expenses.

 56246.3